Exhibit 10.1

                                 Execution Copy

                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

         Pursuant  to  Section  14.1  of  the  Stock  Purchase   Agreement  (the
"Agreement"), dated as of February 24, 2000, by and among THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a mutual insurance company domiciled in the State of New Jersey (the "Seller"), and EVEREST REINSURANCE HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Purchaser"), the parties hereto hereby agree to amend the Agreement as follows:

1. Section 1.1 of the Agreement is hereby amended by adding the following definitions:

          ""Employee Terminations and Transfer" shall have the meaning specified in Section 12.1(a).

          "Guarantee" shall have the meaning specified in Section 9.6.

          "PruPac" means Prudential Property and Casualty Insurance Company, an Indiana corporation and an indirect subsidiary of Seller."

2. Section 1.1 of the Agreement is hereby amended so that the definitions of "Employee," "State Insurance Commissioner" and "State Insurance Commission" read in their entirety as follows:

          ""Employee" means all individuals who are employed by the Seller and perform substantial work for Gibraltar or who are employed by Gibraltar."

          "State  Insurance  Commissioner"   means   each   of   the   Insurance
          Commissioners of the States of Delaware, Indiana and New Jersey, as applicable.

          "State  Insurance  Commission"  means  each  of  the  Offices  of  the
          Insurance  Commissioner  of  the  States  of  Delaware,   Indiana  and
          New Jersey, as applicable."

3. Section 3.1 of the Agreement is hereby amended by adding the following paragraph at the end of such Section:

          "(c) Prupac is an insurance company domiciled, validly existing and in good standing under the laws of the State of Indiana and has all requisite corporate power and authority to execute and deliver the MUF Agreement and the Additional Stop-Loss Agreement, to perform its

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          obligations thereunder and to consummate the transactions contemplated thereby. At the Closing, the execution, delivery and performance by Prupac of the MUF Agreement and the Additional Stop-Loss Agreement and the consummation by Prupac of the transactions contemplated thereby will have been duly and validly authorized by all necesssary corporate action, and no other corporate proceedings on the part of Prupac will be necessary to authorize the execution, delivery and performance by Prupac of the MUF Agreement and the Additional Stop-Loss Agreement or the consummation of the transactions contemplated thereby. At the Closing, the MUF Agreement and the Additional Stop-Loss Agreement will each have been duly and validly executed and delivered by Prupac and will constitute a legal, valid and binding obligation of Prupac, enforceable against Prupac in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and except as rights to specific enforcement may be limited by the application of equitable principles (whether such equitable principles are applied in a proceeding at law or in equity)."

4. Section 3.20 of the Agreement is hereby amended by adding the following sentence at the end of such Section:

          "Except as set forth in Schedule 3.20, no consent, authorization, order or approval of, or filing or registration with, any governmental authority, board or other regulatory body is required for or in connection with the execution and delivery of the MUF Agreement and the Additional Stop-Loss Agreement by Prupac or the consummation by Prupac of the transactions contemplated thereby, except for notifications to be given to, and the approval to be obtained from, the applicable State Insurance Commissioner."

5. The first sentence of Section 3.27 of the Agreement is hereby amended by so that such sentence reads in its entirety as follows:

         "Except for Adam Kenney, there are no employees of Gibraltar."

6. The third sentence of Section 3.27 of the Agreement is hereby amended by so that such sentence reads in its entirety as follows:

         "Except for the Employee Terminations and Transfer, the Seller's relationship with the Employees is good and no labor dispute or disturbance exists and, to the knowledge of Gibraltar, none is threatened."

7.       Schedule 3.27 to the Agreement is hereby replaced in  its  entirety  by
         Schedule 3.27 attached to this Amendment.

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8.       Section 5.7(b) of  the  Agreement is hereby amended by inserting in the first sentence after the phrase "Seller or Gibraltar" the words "or Prupac."

9. Section 5.7(c) of the Agreement is hereby amended by inserting in the first sentence after the phrase "or by Gibraltar" the words "or Prupac."

10. Section 9.4 of the Agreement is hereby amended so that Section 9.4 reads in its entirety as follows:

         "9.4 MUF Agreement. PruPac and Gibraltar shall have entered a quota share reinsurance agreement (the "MUF Agreement") substantially in the form of Exhibit C to this Agreement, relating to certain uncollectible MUF reinsurance recoveries and the Purchaser shall or shall cause Everest Re to provide to the Seller Schedule A to the MUF Agreement on or before the first Business Day following the date on which all the conditions set forth in Articles IX, X and XI shall have been satisfied or waived."

11. Section 9.5 of the Agreement is here by amended so that Section 9.5 reads in its entirety as follows:

         "9.5 Additional Stop-Loss Coverage. PruPac and Gibraltar shall have entered into a proportional excess of loss reinsurance agreement (the "Additional Stop-Loss Agreement") substantially in the form of Exhibit D to this Agreement, relating to the provision by PruPac of additional stop-loss coverage."

12.      Article IX is hereby amended by adding the following Section:

         "9.6 Guarantee The Seller shall have executed and delivered to Gibraltar a guarantee (the "Guarantee") substantially in the form of Exhibit E to this Agreement."

13. Exhibit C to the Agreement is hereby amended in its entirety by the form of MUF Agreement attached hereto as Exhibit C.

14. Exhibit D to the Agreement is hereby amended in its entirety by the form of Additional Stop-Loss Agreement attached hereto as Exhibit D.

15.      Exhibit E attached hereto shall be added as Exhibit E to the Agreement.

16. Section 12.1(a) of the Agreement is hereby amended by inserting in the first and second sentence of the second paragraph after the phrase "the

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         MUF Agreement and the  Additional  Stop-Loss  Agreement" the words "and the Guarantee" and by adding the following  subsection after subsection
         (ii) and before the first proviso:

         "or (iii) any termination by Seller of the employment of Joanne Poles, Erika Kill, Rosemarie Weisshapp, Felicia Pittman, Marco Abdelsayed or Michael Rant or transfer by Seller of the employment of Adam Kenney (the "Employee Terminations and Transfer")"

17. Section 13.1(d) of the Agreement is hereby amended so that Section 13(d) reads in its entirety as follows:

         "(d) By either the Purchaser or the Seller if the Closing shall not have occurred by September 30, 2000; provided, however, that the right to terminate this Agreement under this Section 13.1 shall not be available to the party whose failure to fulfill any obligation under this Agreement has been the cause or shall result in the failure of the Closing to occur prior to such date."

18.      Exhibit  A  to  the  Agreement  is  hereby  amended  by  replacing  all references to "the MUF Agreement and the Additional Stop-Loss Agreement" with a reference to "and the Guarantee" and by adding the following paragraphs to the end of such Exhibit:

         "5. Prupac is an insurance company domiciled, validly existing and in good standing under the laws of the State of Indiana and has all requisite corporate power and authority to execute and deliver the MUF Agreement and the Additional Stop-Loss Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby.

         6. The execution and delivery by Prupac of the MUF Agreement and the Additional Stop-Loss Agreement, the performance by Prupac of its obligations thereunder and the consummation by Prupac of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action on the part of Prupac. The MUF Agreement and the Additional Stop-Loss Agreement have each been duly and validly executed and delivered by a duly authorized officer of Prupac and constitute a legal, valid and binding obligation of Prupac, enforceable against Prupac in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reoganization, moratorium or other laws affecting creditors' rights generally from time to time in effect). The enforceability of Prupac's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         7. All necessary filings or registrations with any governmental or regulatory authority required for the consummation by Prupac of the

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         transactions contemplated by the MUF Agreement and the Additional Stop-
         Loss Agreement have been duly made, and all permits, authorizations, consents or approvals of any governmental or regulatory authority required in connection with such transactions have been duly obtained."

19. The Purchaser hereby consents to the termination by the Seller of the employment of Joanne Poles, Erika Kill, Rosemarie Weisshapp, Felicia Pittman and Marco Abdelsayed and waives any breach of the Agreement, including Section 5.1 and Section 5.3(i), that may have occurred in connection therewith. The Purchaser hereby consents to the termination by the Seller of the employment of Michael Rant and waives any breach of the Agreement, including Section 5.1 and Section 5.3(i), that may occur in connection therewith; provided, that such termination occurs no earlier than five Business Days prior to the Closing. The Purchaser hereby consents to the transfer of the employment of Adam Kenney from the Seller to Gibraltar and waives any breach of the Agreement, including Section 5.1 and Section 5.3(i), that may occur in connection therewith; provided, that such transfer occurs not earlier than immediately prior to the Closing on the Closing Date.

20. Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

21. The provisions of the Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms.

22. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

23. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that the parties need not sign the same counterpart.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number 1 to Stock Purchase Agreement to be executed as of this 8th day of August, 2000.

                            THE PRUDENTIAL INSURANCE
                             COMPANY OF AMERICA

                            By: /S/ DOUGLAS A.  GREGORY
                                    --------------------
                            Name: Douglas A. Gregory
                            Its:  Vice President

                            EVEREST REINSURANCE HOLDINGS, INC.

                            By: /S/ STEPHEN L.  LIMAURO
                                    -------------------
                            Name: Stephen L. Limauro
                            Its:  Senior Vice President and Chief
                                  Financial Officer

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                                                                       EXHIBIT C

                        QUOTA SHARE REINSURANCE AGREEMENT

                  (hereinafter referred to as the "Agreement")

                                     between

               GIBRALTAR CASUALTY COMPANY, a Delaware Corporation

                   (hereinafter referred to as the "Company")

                                       and

   PRUDENTIAL PROPERTY AND CASUALTY INSURANCE COMPANY, an Indiana Corporation
                  (hereinafter referred to as the "Reinsurer")

       (Both the Company and the Reinsurer collectively are referred to as the "Parties" and individually as "Party")

WHEREAS, The Prudential Insurance Company of America ("Prudential") is the ultimate parent of the Reinsurer;

WHEREAS Prudential and Everest Reinsurance Holdings, Inc., a Delaware corporation ("Holdings"), have executed a Stock Purchase Agreement dated as of February 24, 2000 ("Sale Agreement") wherein Holdings will purchase from
Prudential all issued and outstanding shares of the Company, a wholly owned subsidiary of Prudential, effective as of the "Closing Date" set forth in the Sale Agreement.

WHEREAS, Holdings is the parent of Everest Reinsurance Company, formerly known as Prudential Reinsurance Company ("Everest Re").

WHEREAS, the Company has, and in the future may have, Uncollectible Reinsurance Recoverables, as defined herein, with regard to business reinsured by or through the Management Underwriting Facility ("MUF"), as defined in the Sale Agreement.

WHEREAS,   the  Company  desires  to  procure   reinsurance   coverage  for  its
Uncollectible Reinsurance Recoverables.

NOW,   THEREFORE,   in  consideration  of  mutual  covenants,   representations,
warranties, and agreements contained herein and in the Sale Agreement, the Parties agree as follows:

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ARTICLE I - CLASSES OF BUSINESS COVERED

A. By this Agreement and subject to the terms and conditions set forth below, the Reinsurer agrees to indemnify the Company for the Company's Uncollectible Reinsurance Recoverables, as defined herein, with regard to business reinsured by or through MUF respecting Direct Excess Business and Gibraltar-Sourced Business, as defined herein.

B. "Uncollectible Reinsurance Recoverables", with respect to Reinsurance Coverage, is defined as including (i) Uncollected Reinsurance and (ii) Settlement Concessions.

C. "Reinsurance Coverage" is defined as any amount of paid and unpaid losses and loss adjustment expenses ceded by Everest Re to MUF reinsurers with respect to Direct Excess Business or Gibraltar-Sourced Business, whether such amounts were ceded prior to or during the term of this Agreement.

D. "Uncollected Reinsurance" is defined as Reinsurance Coverage for paid loss and loss adjustment cessions relating to Direct Excess Business, with respect to each company on Schedule A hereto, that is unpaid by the reinsurer after one-hundred-and-eighty (180) days from the date that such paid loss and loss adjustment cessions were due to be paid by the reinsurer.

E. "Settlement Concessions" is defined as the difference, with respect to each company on Schedule A hereto, between the Reinsurance Coverage for Direct Excess Business or Gibraltar-Sourced Business reinsured by MUF and ceded to such company and the amount received from such company.

F. "Direct Excess Business" is defined as policies, contracts, and binders of insurance or reinsurance ("Policies") that were issued by Everest Re prior to January 1, 1986.

G. "Gibraltar-Sourced Business" is defined as Policies that were issued by the Company prior to January 1, 1986.

H. Although Everest Re rather than the Company has the direct ceding relationship with MUF, solely for purposes of this Agreement and only up to the amounts scheduled in Schedule A hereto, the Parties hereby deem any Uncollectible Reinsurance Recoverables to belong to the Company and not to Everest Re.

ARTICLE II - COMMENCEMENT AND TERMINATION

A. This Agreement shall become effective on the Closing Date. This Agreement will terminate, with respect to the Reinsurer's Per-Company Sub-Limit of Liability under Article V, on the earlier of (i) two years following the Reinsurer's payment of the sub-limit or (ii) the tenth anniversary of Closing Date. This Agreement shall terminate, with respect to the Reinsurer's Aggregate Limit of Liability under Article V, on the earlier of (i) two years following the Reinsurer's payment of the limit or (ii) the tenth anniversary of the Closing Date.

B.       Neither Party may terminate this Agreement.

ARTICLE III - TERRITORY

The territorial scope of this Agreement shall be identical to that of the Policies.

ARTICLE IV - CONSIDERATION

The consideration for this reinsurance coverage is deemed paid as of the Closing Date and, with respect to the Reinsurer, includes, among other things, certain operational and other assistance (i) previously provided to the Reinsurer, which is deemed paid as of the Closing Date, and (ii) to be provided to the Reinsurer in connection with this Agreement, including pursuant to the Keepwell Agreement between Prudential and the Reinsurer of even date herewith. No further consideration shall be due to the Reinsurer.

ARTICLE V - SCHEDULE OF UNCOLLECTIBLE REINSURANCE RECOVERABLES AND REINSURER'S LIMIT OF LIABILITY

Pursuant to the Sale Agreement, on or before the first Business Day following the date on which all of the conditions set forth in Articles IX, X, and XI of the Sale Agreement have been satisfied or waived, Holdings will cause Everest Re to provide to the Reinsurer a schedule setting forth all expected Uncollectible Reinsurance Recoverables ("Schedule A"), which shall be incorporated herein by reference. Schedule A shall identify, by reinsurer name, (1) the expected amounts of Uncollected Reinsurance attributable to each reinsurer with respect to Direct Excess Business and (2) the expected amounts of Settlement Concessions with respect to Direct Excess Business and Gibraltar-Sourced Business. If the Company identifies a given reinsurer on Schedule A with respect to both Uncollected Reinsurance and for Settlement Concessions, then the amount scheduled for Uncollected Reinsurance shall represent only paid loss and loss adjustment expense amounts and the amount scheduled for Settlement Concessions shall include only unpaid loss and loss adjustment expense amounts.

The Reinsurer shall pay to the Company one hundred percent (100.0%) of up to the scheduled amount of the Company's Uncollectible Reinsurance Recoverables with respect to each company listed on Schedule A ("Per Company Sub-Limit of Liability"), provided that the Reinsurer's total liability under this Agreement shall in no event be greater than $8,500,000 ("Aggregate Limit of Liability").

ARTICLE VI - PAYMENT OF ADVANCES BY REINSURER AND REFUNDS BY COMPANY

Subject to the limits set forth in Article V, pursuant to Article IX the Reinsurer shall make payments ("Advances") to the Company in the amount of the Uncollected Reinsurance and Settlement Concessions shown on the Company's statements.

If after receiving an Advance from the Reinsurer with respect to an Uncollected Reinsurance amount, the Company actually collects all or a portion of the amount due from the reinsurer identified on Schedule A, then the Company shall pay to the Reinsurer a sum equal to the amount so collected ("Refund"), up to the amount of the corresponding Advance paid by the Reinsurer. Refunds shall not bear interest except as set forth in Article IX (G), and in no event shall the Reinsurer be entitled to a Refund in an amount greater than the corresponding Advance. In the event that a Refund is made to the Reinsurer, the Per Company Sub-Limit of Liability and the Aggregate Limit of Liability shall each be replenished by the amount of such Refund. No Refunds shall be due for Advances paid by the Reinsurer with respect to Settlement Concessions.

ARTICLE VII - OTHER REINSURANCE

On or after the Closing Date, the Company shall be permitted to obtain other reinsurance, recoveries under which shall inure solely to the benefit of the Company, and all recoveries under such other reinsurance shall be entirely disregarded in applying all of the provisions of this Agreement.

ARTICLE VIII - ORIGINAL CONDITIONS

A. The Reinsurer shall follow the fortunes of the Company with respect to settlements of any Reinsurance Coverage and with respect to Uncollectible Reinsurance Recoverables.

B. The reinsurance coverage provided under this Agreement shall be subject to all interpretations, modifications, waivers, and alterations of the Policies and Reinsurance Coverage.

C. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any person not a Party to this Agreement.

ARTICLE IX - REPORTS AND REMITTANCES

A. The first statement of account shall be due to the Reinsurer from the Company on the anniversary of the Closing Date. The first statement only shall include a charge for interest on any Uncollectible Reinsurance Recoverables due from the Reinsurer as of the statement date. Such interest charge shall be equal to the rate of interest announced by Citibank, N.A. as its prime or base rate as of the statement date, calculated on the basis of the actual number of days elapsed since the Uncollectible Reinsurance Recoverables accrued or the Closing Date, whichever is less, divided by three-hundred-and-sixty-five (365) days. Such interest charge shall be included in the Per Company Sub-Limit of Liability set forth on Schedule A.

B. Thereafter, the Company shall submit quarterly statements of account ("quarterly reports") within forty-five (45) days after the end of each calendar quarter.

C. Such quarterly reports shall be sent by both facsimile transmission and United States Postal Service or any other delivery service used by the Company.

D. Such quarterly reports shall include information showing, as applicable with respect to each company listed on Schedule A, Uncollected Reinsurance, Settlement Concessions, Advances received, Advances due, Refunds due, and unpaid amounts outstanding.

E. Remittances shall be on a "Net Basis," defined as amounts owed between the Parties under this Agreement.

F. Remittances, whether due to the Company from the Reinsurer or to the Reinsurer from the Company, shall be due within forty-five (45) days from the date of receipt of the facsimile transmission of each quarterly report.

G. Failure by the Reinsurer or the Company to pay amounts owed when due under this Agreement shall result in imposition of an interest penalty equal to the rate of interest announced by Citibank, N.A. as its prime or base rate as of the due date of any remittance, calculated on the basis of the actual number of days elapsed past the due date of any remittance divided by three-hundred-and-sixty-five (365) days and payment of other losses, costs, and expenses accrued or incurred by the Company or Reinsurer as a result of the other Party's late payment.

ARTICLE X - OFFSET

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under this Agreement.

ARTICLE XI - ACCESS TO RECORDS

     A. The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer will have the right to inspect, all books, records, and papers of the Company in connection with any reinsurance coverage hereunder or any claims in connection herewith.

     B. All records reviewed by the Reinsurer are deemed proprietary and confidential property of the Company. Further, unless pursuant to the express, written permission of the Company, the Reinsurer shall not disclose the contents of such information to any other person, persons, entity, or entities; provided, that the Reinsurer may disclose such information or portions thereof in connection with any arbitration hereunder or any legal or regulatory process, or to its directors, officers and employees and the directors, officers and employees of its affiliates and to its agents, representatives, attorneys, accountants, auditors, reinsurers (collectively, "the Reinsurer's Representatives"), in each case, who have a legitimate need to know such information (which would include, but not be limited to the right to dispute and/or assess in furtherance of a dispute) and who are informed of and agree to be bound by the confidentiality terms of this Agreement. The Reinsurer shall indemnify and hold harmless the Company for all damages resulting from any unauthorized disclosure by the Reinsurer or the Reinsurer's Representatives of records obtained pursuant to this Article. Nothing contained in this Agreement shall be construed to prevent the Company from applying to a court of competent jurisdiction for equitable relief including injunction and specific performance as a remedy if the Reinsurer or any of the Reinsurer's Representatives breach or threaten to breach any of the provisions of this Article. Without prejudice to the rights and remedies otherwise available at law or equity to the Company, it is understood and agreed that the Company would be irreparably injured by a breach of this Article, that money damages would not be a sufficient remedy for any actual or threatened breach of this Article by the Reinsurer or any of the Reinsurer's Representatives and that the Company shall (without proof of actual damages) be entitled to equitable relief. In the event of litigation relating to this Article, if a court of competent jurisdiction determines that the Reinsurer or any of the Reinsurer's Representatives have breached this Article, then the Reinsurer shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with the subject litigation, including any appeal therefrom.

ARTICLE XII - ERRORS AND OMISSIONS

Inadvertent delays, errors or omissions in connection with this Agreement or any transaction hereunder shall not relieve either Party of any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

ARTICLE XIII - SECURITY

A. If the Company is or becomes unable to take credit in any financial statement filed with its domiciliary insurance regulator or with insurance regulators in New Jersey, California or any other state in which it currently is approved as a surplus lines insurer (or any successors to said regulators) for the reinsurance coverage provided hereunder, or if Prudential's Financial Strength Rating published by A.M. Best becomes less than "A-," the Reinsurer agrees to fund within thirty (30) days from receipt of notice from the Company that funding is required its share of Uncollectible Reinsurance Recoverables (and to replenish such funding from time to time as necessary) by:

         1. Clean, irrevocable and nconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a qualified United States financial institution acceptable to said insurance regulatory authorities;

         2.   cash; and/or

         3. a Trust in compliance with the requirements of and acceptable to said insurance regulatory authorities.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form that would be acceptable to the Company's domiciliary insurance regulatory authority, will be issued for a term of at least one year and will include an "evergreen clause," that automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

         1. To reimburse itself for the Reinsurer's share of Uncollectible Reinsurance Recoverables, unless paid in cash by the Reinsurer;

         2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

         3. To fund a cash account in an amount equal to the Reinsurer's share of Uncollectible Reinsurance Recoverables funded by means of a letter of credit that is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

         4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of Uncollectible Reinsurance Recoverables and other amounts claimed to be due hereunder, if so requested by the Reinsurer.

C. In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B (1), B (3) or B (4), or in the case of B (2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

D.       In the event of funding through a  Trust:

         1. The Reinsurer shall establish a Trust Account for the benefit of the Company to fund the amounts receivable under the Agreement in a qualified United States financial institution reasonably acceptable to the Company and to said insurance regulatory authorities.

         2. The assets deposited into the Trust Account shall be valued according to their current fair market value and shall consist only of cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender) and investments of the type permitted by and acceptable to said insurance regulatory authorities or any combination of the above, provided that such investments are issued by an institution that is not the parent, subsidiary or affiliate of either the Reinsurer or the Company;

         3. The Reinsurer, prior to depositing assets with the trustee, shall execute assignments, endorsements in blank, or transfer legal title to the trustee of a ll shares, obligations or any other assets requiring assignments, in order that the Company, or the trustee upon the Company's direction, may whenever necessary negotiate any such assets without consent or signature from the Reinsurer or any other entity;

         4. All settlements of account between the Reinsurer and the Company shall be in cash or its equivalent;

         5. The assets in the trust account may be withdrawn by the Company at any time, notwithstanding any other provisions in this Agreement, and shall be utilized by the Company or any successor by operation of law, including without limitation any liquidator, rehabilitator, receiver or conservator of the Company, for the purposes set forth in paragraphs B(1) -B(4) above.

ARTICLE XIV - INSOLVENCY

In the event of the insolvency of the Company, the reinsurance coverage hereunder shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor on the basis of the amount of claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or any part of the claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company, indicating the Policy or bond covered hereunder which claim would involve a possible liability on the part of the Reinsurer, within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

ARTICLE XV - ARBITRATION

A. Except with respect to disputes arising solely out of or solely in connection with Article XI above (Access to Records), as a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Agreement, including its formation and validity, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration.

B. Except as provided in subsections A. and D. of this Article or with respect to judicial proceedings instituted in aid of arbitration, this Article shall constitute a waiver of the Parties' rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as might otherwise be permitted by the laws of the United States or of any State or other jurisdiction in the United States.

C. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of United States domiciled insurance or reinsurance companies. In the event that either Party should fail to choose an Arbiter within 30 days following a written request by the other Party to do so, the requesting Party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

D. The Arbiters and the Umpire ("the Arbitration Panel") shall consider this Agreement as an honorable engagement rather than merely as a legal obligation, and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The majority decision of the Arbitration Panel shall be final and binding on both Parties. Judgment upon the final decision of the Arbitration Panel may be entered in any court of competent jurisdiction.

E. Except as provided in sub-section G. of this Article, each Party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one Party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two Parties.

F. Any arbitration pursuant to this Article shall be conducted in New York, New York unless otherwise agreed by the parties; provided, however, that the Arbitration Panel may choose to take evidence and/or convene a hearing in a place other than New York for the convenience of the parties, the witnesses or the Arbitration Panel.

G. The Arbitration Panel shall have the power to award costs, expenses, and interest to the prevailing Party in an arbitration.


ARTICLE XVI - SERVICE OF SUIT

A. It is agreed that in the event of the failure of the Reinsurer to pay any amount claimed to be due hereunder or to otherwise perform its obligations hereunder, the Reinsurer will, at the request of the Company, submit to the jurisdiction of any court of competent jurisdiction within the State of New Jersey or such other jurisdiction within the United States as the Company can select as a forum, and will comply with all requirements necessary to give such court jurisdiction and all matters arising hereunder shall be determined in accordance with the law and practice of such court.

B. Service of process in such suit may be made on the Reinsurer by serving the Commissioner of Insurance of the State of New Jersey, who shall forward such process to the Reinsurer in accordance with Article XXI or at such other address as the Reinsurer shall advise. In any suit instituted, the Reinsurer will abide by the final decision of such court.

C. Further, pursuant to any statute of any state, territory, or district of the United States of America which makes provisions therefore, the Reinsurer herein hereby designates the superintendent, commissioner or director of insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement of reinsurance and hereby designates the above-named person to whom the said office is authorized to mail such process or a true copy thereof.

D. This Article is not meant to supersede Article XV of this Agreement or override the obligation of the parties to arbitrate their disputes in accordance with Article XV.

ARTICLE XVII - ENTIRE AGREEMENT

This Agreement, the Sale Agreement and the Guaranty, and any exhibits to such agreements, collectively constitute the entire agreement between the Parties regarding the subject matter hereof and supercede all prior agreements and understandings, both written and oral and do not confer any rights or remedies to any other party or any other person.

ARTICLE XVIII - AMENDMENTS AND ALTERATIONS

This Agreement shall not be changed, supplemented, modified, or amended except by an endorsement/addendum signed by the Parties and attached hereto.

ARTICLE XIX - NO WAIVER

No forbearance to enforce any provision or right hereunder shall be deemed a waiver thereof, and no waiver of any breach of any term or covenant herein shall be construed as a waiver of any other breach of the same, or any other term or covenant herein.

ARTICLE XX - CONSTRUCTION

This Agreement is the result of arms-length negotiations between the Parties and has been prepared jointly by the Parties. In applying and interpreting the provisions of this Agreement, there shall be no presumption that either the Company or the Reinsurer prepared this Agreement, or that this Agreement shall be construed in favor of or against either the Company or the Reinsurer.

ARTICLE XXI - NOTICES

Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission, or sent by certified, registered or express mail, postage prepaid, to:

         If to the Reinsurer, to:

         Richard Green,
         Vice President

         Prudential Property and Casualty Insurance Company
         23 Main St., 4th Floor

         Holmdel, NJ  07032
         Phone:  732-946-5082
         Fax:  732-946-5029

         with a copy to:

         Doreen Faga
         President, Gibraltar Operations
         The Prudential Insurance Company of America
         Eisenhower Corporate Center, Building 3
         290 West Mt. Pleasant Avenue
         Livingston, NJ  07039
         Phone: 973-548-5980
         Fax:     973-548-5950

         If to the Company, to:

         Janet J. Burak

         Senior Vice President and General Counsel
         Everest Reinsurance Holdings
         477 Martinsville Road

         P.O. Box 830
         Liberty Corner, NJ  07938
         Phone: 908-604-3170
         Fax:     908-604-3450

or in each case to such other address as a party may designate for itself by like notice to the other party.

ARTICLE XXII - GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Company, by its duly authorized representative, has executed this Agreement as of the date undermentioned at:

__________, ____________, this ____________ day of _______________________ 2000.


--------------------------------------------------------------------------------


IN WITNESS WHEREOF, the Reinsurer, by its duly authorized representative, has executed this Agreement as of the date undermentioned at:

__________, ____________, this ____________ day of _______________________ 2000.

                                                                       EXHIBIT D

                PROPORTIONAL EXCESS OF LOSS REINSURANCE AGREEMENT

                  (hereinafter referred to as the "Agreement")

                                     between

               GIBRALTAR CASUALTY COMPANY, a Delaware Corporation

                   (hereinafter referred to as the "Company")

                                       and

   PRUDENTIAL PROPERTY AND CASUALTY INSURANCE COMPANY, an Indiana Corporation
                  (hereinafter referred to as the "Reinsurer")

          (Both the Company and the Reinsurer collectively are referred to as the "Parties" and individually as "Party")

WHEREAS, The Prudential Insurance Company of America ("Prudential") is the ultimate parent of the Reinsurer;

WHEREAS Prudential and Everest Reinsurance Holdings, Inc., a Delaware corporation ("Holdings"), have executed a Stock Purchase Agreement dated as of February 24, 2000 ("Sale Agreement") wherein Holdings will purchase from
Prudential all issued and outstanding shares of the Company, a wholly owned subsidiary of Prudential, effective as of the "Closing Date" set forth in the Sale Agreement.

WHEREAS, as of the "Closing Date," as this term is defined in the Sale Agreement, the Company has outstanding "Loss Reserves," as defined in the Sale Agreement, relating to all Policies, as defined herein, in the amount stated in the "Closing Date Financial Statement," as defined in the Sale Agreement.

WHEREAS, the Company also has potential adverse Loss Reserves development ("Adverse Loss Development"), as defined herein, and the Company desires reinsurance coverage for such Adverse Loss Development.

NOW,   THEREFORE,   in  consideration  of  mutual  covenants,   representations,
warranties, and agreements contained herein and in the Sale Agreement, the Parties agree as follows:

ARTICLE I - CLASSES OF BUSINESS COVERED

A. By this Agreement and subject to the terms and conditions set forth below, the Reinsurer agrees to indemnify the Company for the Adverse Loss Development that may accrue to the Company under all policies, contracts, and binders of insurance or reinsurance (hereinafter "Policies") issued or renewed by the Company prior to the Closing Date.

B. Adverse Loss Development is defined as the Company's Ultimate Net Loss that is in excess of the Loss Reserves carried by the Company at the Closing Date. Subject to the Reinsurer's Limit of Liability set forth in Article V hereof, the Reinsurer shall reimburse the Company for the Adverse Loss Development paid by the Company, provided that the Company has paid an amount equal to the Loss Reserves carried by the Company at the Closing Date. Provided, however, that this Agreement shall not apply to the first four million dollars ($4,000,000) of any Settlement Concessions on Gibraltar-Sourced Business, as those terms are defined in the Quota Share Reinsurance Agreement between the Parties ("Quota Share Reinsurance Agreement"), in excess of Settlement Concessions listed on Schedule A to the Quota Share Reinsurance Agreement.

C. "Ultimate Net Loss" is defined as the Company's determination of the sum or sums (including Loss Adjustment Expenses, as defined herein) incurred by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims under all Policies, after deduction of all reinsurance and insurance recoveries and subrogation and salvage recoveries collected and received by the Company and losses paid prior to the Closing Date. Nothing herein shall be construed to mean that losses under this Agreement are not recoverable until the Company's Ultimate Net Loss has been ascertained. Ultimate Net Loss shall not include Loss in Excess of Policy Limits or Extra Contractual Obligations (as defined herein) incurred by the Company.

ARTICLE II - COMMENCEMENT AND TERMINATION

A. This Agreement shall become effective on the Closing Date and shall continue in force thereafter until two (2) years after the earlier of when (i) the Company settles all claims under all Policies, or (ii) the Reinsurer exhausts its Limits of Liability as set forth in Article V.

B.            Neither Party may terminate this Agreement.

ARTICLE III - TERRITORY

The territorial scope of this Agreement shall be identical to that of the Policies reinsured hereunder.

ARTICLE IV - CONSIDERATION

The consideration for the reinsurance coverage is deemed paid as of the Closing Date and, with respect to the Reinsurer, includes, among other things, certain operational and other assistance (i) previously provided to the Reinsurer, which is deemed paid as of the Closing Date, and (ii) to be provided to the Reinsurer in connection with this Agreement, including pursuant to the Keepwell Agreement between Prudential and the Reinsurer of even date herewith. No further consideration shall be due to the Reinsurer.

ARTICLE V - REINSURER'S LIMIT OF LIABILITY AND COMPANY'S RETENTION

The Reinsurer shall pay to the Company an 80% quota share interest of the first two hundred million dollars ($200,000,000) of Adverse Loss Development paid by the Company, with the Reinsurer's maximum liability under this Agreement limited to one hundred and sixty million dollars ($160,000,000). The Company may reinsure its 20% quota share retention in the first two hundred million dollars ($200,000,000) of Adverse Loss Development only with an affiliate within its insurance holding company system, with `affiliate' and `insurance holding company system' having the meanings set forth under Section 5001 of the Delaware Insurance Code. Such reinsurance by the Company of any share of its 20% quota share retention with an affiliate is permissible only if the assuming affiliate fully retains and does not further cede or retrocede any share of its assumption of the 20% quota share retention, except to another affiliate of the Company; and any affiliate of the Company which assumes some share of the Company's 20% quota share retention under this provision shall be subject to the same prohibition on ceding or retroceding any share of the Company's 20% quota share retention to any person or entity that is not an affiliate of the Company.

ARTICLE VI - LOSS IN EXCESS OF POLICY LIMITS/EXTRA CONTRACTUAL OBLIGATIONS

Ultimate Net Loss shall not include any amounts that the Company pays or is held liable to pay in excess of its Policy limit, but otherwise within the terms of its Policy ("Loss in Excess of Policy Limits"), or any punitive, exemplary, compensatory or consequential damages ("Extra Contractual Obligations"), because of alleged or actual bad faith or negligence on its part in rejecting a settlement within Policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its policyholder, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action, or in otherwise handling a claim under a Policy.

ARTICLE VII - OTHER REINSURANCE

Subject always to the retention provision set forth in Article V above, on or after the Closing Date, the Company shall be permitted to obtain other reinsurance, recoveries under which shall inure solely to the benefit of the Company and all recoveries under such other reinsurance shall be entirely disregarded in applying all of the provisions of this Agreement; provided, however, that the Quota Share Reinsurance Agreement shall inure to the benefit of this Agreement.

ARTICLE VIII - LOSS ADJUSTMENT EXPENSES

Loss Adjustment Expenses shall include both allocated and unallocated loss expenses and shall be included in the Ultimate Net Loss, and are defined as all expenses of the Company, including expenses for declaratory judgment actions, monitoring of underlying litigation or claims, and coverage opinions, incurred by the Company in the settlement, investigation, defense, or adjustment of all claims under all Policies.

ARTICLE IX - SUBROGATION AND SALVAGE

The Reinsurer shall be credited with subrogation and salvage collected and received by the Company, less the actual cost, excluding salaries and expenses of officials and employees of the Company respecting their time spent on subrogation and salvage recoveries and also excluding sums paid to any attorney as a retainer in obtaining such reimbursement or making such recovery, on account of claims and settlements involving the reinsurance coverage hereunder. Enforcement of subrogation and salvage rights shall be determined solely by the Company.

ARTICLE X - ORIGINAL CONDITIONS

A. The Reinsurer shall follow the fortunes of the Company for it Ultimate Net Loss for all loss settlements and shall pay as paid by the Company.

B. The reinsurance coverage provided under this Agreement shall be subject to all interpretations, modifications, waivers, and alterations of the Policies; provided, however, that the agreements set forth on Exhibit A hereto that are in force as of the Closing Date shall remain, or shall for purposes of determining the parties' rights and obligations under this Agreement be deemed to have remained, in force during the term of this Agreement and shall not be modified or altered, or shall for purposes of determining the parties' rights and obligations under this Agreement be deemed not to have been modified or altered, during the term of this Agreement, unless otherwise mutually agreed by the Parties.

C. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any person not a Party to this Agreement.

ARTICLE XI - REPORTS AND REMITTANCES

A. The first statement of account shall be due to the Reinsurer from the Company forty-five (45) days after the close of the first fiscal quarter that includes the Closing Date.

B. Thereafter, the Company shall submit quarterly statements of account ("quarterly reports") within forty-five (45) days after the end of each calendar quarter.

C.            Such   quarterly   reports   shall  be  sent  by   both  facsimile
              transmission and United States Postal Service or any other delivery service used by the Company.

D. Such quarterly reports shall be in the form attached hereto as Exhibit B, or in any other form mutually agreed by the Parties.

E. Remittances shall be on a "Net Basis," defined as amounts owed between the Parties under this Agreement.

F. Remittances shall be due to the Company from the Reinsurer within forty-five (45) days from the date of receipt of the facsimile transmission of each quarterly report.

G. Failure of a Party to pay amounts owed when due under this Agreement shall result in imposition on that Party of an interest penalty equal to the rate of interest announced by Citibank, N.A. as its prime or base rate as of the due date of any remittance, calculated on the basis of the actual number of days elapsed past the due date of any remittance divided by three-hundred-and-sixty-five (365) days and payment of other losses, costs, and expenses accrued or incurred by the other Party as a result of the late payment.

ARTICLE XII - OFFSET

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one Party to the other under this Agreement.

ARTICLE XIII - ACCESS TO RECORDS

A. The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer will have the right to inspect, all books, records, and papers of the Company in connection with any reinsurance coverage hereunder or any claims in connection herewith.

B. All records reviewed by the Reinsurer are deemed proprietary and confidential property of the Company. Further, unless pursuant to the express, written permission of the Company, the Reinsurer shall not disclose the contents of such information to any other person, persons, entity, or entities; provided, that the Reinsurer may disclose such information or portions thereof in connection with any arbitration hereunder or any legal or regulatory process, or to its directors, officers and employees and the directors, officers and employees of its affiliates and to its agents, representatives, attorneys, accountants, auditors, reinsurers (collectively, "the Reinsurer's Representatives"), in each case, who have a legitimate need to know such information (which would include, but not be limited to the right to dispute and/or assess in furtherance of a dispute) and who are informed of and agree to be bound by the confidentiality terms of this Agreement. The Reinsurer shall indemnify and hold harmless the Company for all damages resulting from any unauthorized disclosure by the

              Reinsurer or the Reinsurer's Representatives of records obtained pursuant to this Article. Nothing contained in this Agreement shall be construed to prevent the Company from applying to a court of competent jurisdiction for equitable relief including injunction and specific performance as a remedy if the Reinsurer or any of the Reinsurer's Representatives breach or threaten to breach any of the provisions of this Article. Without prejudice to the rights and remedies otherwise available at law or equity to the Company, it is understood and agreed that the Company would be irreparably injured by a breach of this Article, that money damages would not be a sufficient remedy for any actual or threatened breach of this Article by the Reinsurer or any of the Reinsurer's Representatives and that the Company shall (without proof of actual damages) be entitled to equitable relief. In the event of litigation relating to this Article, if a court of competent jurisdiction determines that the Reinsurer or any of the Reinsurer's Representatives have breached this Article, then the Reinsurer shall be liable and pay to the Company the reasonable legal fees incurred by the Company in connection with the subject litigation, including any appeal therefrom.

ARTICLE XIV - ERRORS AND OMISSIONS

Inadvertent delays, errors or omissions in connection with this Agreement or any transaction hereunder shall not relieve either Party of any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

ARTICLE XV - SECURITY

A. If the Company is or becomes unable to take credit in any financial statement filed with its domiciliary insurance regulator or with insurance regulators in New Jersey, California or any other state in which it currently is approved as a surplus lines insurer (or any successors to said regulators) for the reinsurance coverage provided hereunder, or if Prudential's Financial Strength Rating published by A.M. Best becomes less than "A-," the Reinsurer agrees to fund within thirty (30) days from receipt of notice from the Company that funding is required its share of Adverse Loss Development (and to replenish such funding from time to time as necessary) by:

         1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a qualified United States financial institution acceptable to said insurance regulatory authorities;

         2.   cash; and/or

         3. a Trust in compliance with the requirements of and acceptable to said insurance regulatory authorities.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form that would be acceptable to the Company's domiciliary insurance regulatory authority, will be issued for a term of at least one year and will include an "evergreen clause," that automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

         1. To reimburse itself for the Reinsurer's share of paid Adverse Loss Development, unless paid in cash by the Reinsurer;

         2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

         3. To fund a cash account in an amount equal to the Reinsurer's share of Adverse Loss Development funded by means of a letter of credit that is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

         4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of Adverse Loss Development and other amounts claimed to be due hereunder, if so requested by the Reinsurer.

C. In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B (1), B (3) or B (4), or in the case of B (2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

D.       In the event of funding through a  Trust:

         1. The Reinsurer shall establish a Trust Account for the benefit of the Company to fund the amounts receivable under the Agreement in a qualified United States financial institution reasonably acceptable to the Company and to said insurance regulatory authorities.

         2. The assets deposited into the Trust Account shall be valued according to their current fair market value and shall consist only of cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender) and investments of the type permitted by and acceptable to said insurance regulatory authorities or any combination of the above, provided that such investments are issued by an institution that is not the parent, subsidiary or affiliate of either the Reinsurer or the Company;

         3. The Reinsurer, prior to depositing assets with the trustee, shall execute assignments, endorsements in blank, or transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the Company, or the trustee upon the Company's direction, may whenever necessary negotiate any such assets without consent or signature from the Reinsurer or any other entity;

         4. All settlements of account between the Reinsurer and the Company shall be in cash or its equivalent;

         5. The assets in the trust account may be withdrawn by the Company at any time, notwithstanding any other provisions in this Agreement, and shall be utilized by the Company or any successor by operation of law, including without limitation any liquidator, rehabilitator, receiver or conservator of the Company, for the purposes set forth in paragraphs B(1) -B(4) above.

ARTICLE XVI - INSOLVENCY

In the event of the insolvency of the Company, the reinsurance coverage hereunder shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor on the basis of the amount of claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or any part of the claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company, indicating the Policy or bond covered hereunder which claim would involve a possible liability on the part of the Reinsurer, within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

ARTICLE XVII - ARBITRATION

A. Except with respect to disputes arising solely out of or solely in connection with Article XIII above (Access to Records), as a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Agreement, including its formation and validity, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration.

B. Except as provided in subsections A. and D. of this Article or with respect to judicial proceedings instituted in aid of arbitration, this Article shall constitute a waiver of the Parties' rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as might otherwise be permitted by the laws of the United States or of any State or other jurisdiction in the United States.

C. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of United States domiciled insurance or reinsurance companies. In the event that either Party should fail to choose an Arbiter within 30 days following a written request by the other Party to do so, the requesting Party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

D. The Arbiters and the Umpire ("the Arbitration Panel") shall consider this Agreement as an honorable engagement rather than merely as a legal obligation, and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The majority decision of the Arbitration Panel shall be final and binding on both Parties. Judgment upon the final decision of the Arbitration Panel may be entered in any court of competent jurisdiction.

E. Except as provided in sub-section G. of this Article, each Party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one Party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two Parties.

F. Any arbitration pursuant to this Article shall be conducted in New York, New York unless otherwise agreed by the parties; provided, however, that the Arbitration Panel may choose to take evidence and/or convene a hearing in a place other than New York for the convenience of the parties, the witnesses or the Arbitration Panel.

G. The Arbitration Panel shall have the power to award costs, expenses, and interest to the prevailing Party in an arbitration.

ARTICLE XVIII - SERVICE OF SUIT

A. It is agreed that in the event of the failure of the Reinsurer to pay any amount claimed to be due hereunder or to otherwise perform its obligations hereunder, the Reinsurer will, at the request of the Company, submit to the jurisdiction of any court of competent jurisdiction within the State of New Jersey or such other jurisdiction within the United States as the Company can select as a forum, and will comply with all requirements necessary to give such court jurisdiction and all matters arising hereunder shall be determined in accordance with the law and practice of such court.

B. Service of process in such suit may be made on the Reinsurer by serving the Commissioner of Insurance of the State of New Jersey, who shall forward such process to the Reinsurer in accordance with Article XXIII or at such other address as the Reinsurer shall advise. In any suit instituted, the Reinsurer will abide by the final decision of such court.

C. Further, pursuant to any statute of any state, territory, or district of the United States of America which makes provisions therefore, the Reinsurer herein hereby designates the superintendent, commissioner or director of insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement of reinsurance and hereby designates the above-named person to whom the said office is authorized to mail such process or a true copy thereof.

D. This Article is not meant to supersede Article XVII of this Agreement or override the obligation of the parties to arbitrate their disputes in accordance with Article XVII.

ARTICLE XIX - ENTIRE AGREEMENT

This Agreement, the Sale Agreement and the Guaranty, and any exhibits to such agreements, collectively constitute the entire agreement between the Parties regarding the subject matter hereof and supercede all prior agreements and understandings, both written and oral and do not confer any rights or remedies to any other party or any other person.

ARTICLE XX - AMENDMENTS AND ALTERATIONS

This Agreement shall not be changed, supplemented, modified, or amended except by an endorsement/addendum signed by the Parties and attached hereto.

ARTICLE XXI - NO WAIVER

No forbearance to enforce any provision or right hereunder shall be deemed a waiver thereof, and no waiver of any breach of any term or covenant herein shall be construed as a waiver of any other breach of the same, or any other term or covenant herein.

ARTICLE XXII - CONSTRUCTION

This Agreement is the result of arms-length negotiations between the Parties and has been prepared jointly by the Parties. In applying and interpreting the provisions of this Agreement, there shall be no presumption that either the Company or the Reinsurer prepared this Agreement, or that this Agreement shall be construed in favor of or against either the Company or the Reinsurer.

ARTICLE XXIII - NOTICES

Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission, or sent by certified, registered or express mail, postage prepaid, to:

         If to the Reinsurer, to:

         Richard Green,
         Vice President
         Prudential Property and Casualty Insurance Company
         23 Main St., 4th Floor
         Holmdel, NJ  07032
         Phone: 732-946-5082
         Fax:   732-946-5029

         with a copy to:

         Doreen Faga
         President, Gibraltar Operations
         The Prudential Insurance Company of America
         Eisenhower Corporate Center, Building 3
         290 West Mt. Pleasant Avenue
         Livingston, NJ  07039
         Phone: 973-548-5980
         Fax:   973-548-5950


         If to the Company, to:

         Janet J. Burak
         Senior Vice President and General Counsel
         Everest Reinsurance Holdings
         477 Martinsville Road
         P.O. Box 830
         Liberty Corner, NJ  07938
         Phone: 908-604-3170
         Fax:   908-604-3450
or in each case to such other address as a party may designate for itself by like notice to the other party.

ARTICLE XXIV - GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Company, by its duly authorized representative, has executed this Agreement as of the date undermentioned at:

_________, ____________, this ____________ day of ________________________ 2000.


--------------------------------------------------------------------------------


IN WITNESS WHEREOF, the Reinsurer, by its duly authorized representative, has executed this Agreement as of the date undermentioned at:

_________, ____________, this ____________ day of ________________________ 2000.

                                    EXHIBIT A

Aggregate Stop Loss Retrocession Agreement between Prudential Reinsurance Company and Gibraltar Casualty Company (effective 10/6/95)

Quota Share Reinsurance Agreement issued to Gibraltar Casualty Company by Prudential Reinsurance Company (dated May 1, 1985) (Gibraltar's cession to Prudential Reinsurance for MUF eligible business)

Direct Excess Quota Share Reinsurance Agreement between Prudential Reinsurance Company and Gibraltar Casualty Company (effective January 1, 1986)

Quota Share Reinsurance Agreement between Prudential Reinsurance Company and Gibraltar Casualty Company ("Med Mal") effective 1/1/89

MUF Commutation Agreements between Gibraltar Casualty Company, Prudential Reinsurance Company and various MUF participants executed between 1985 and 1987, the "MUF Buybacks"

                                                                       EXHIBIT E

                               GUARANTEE AGREEMENT

                                     BETWEEN

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                  ("GUARANTOR")

                                       AND

                           GIBRALTAR CASUALTY COMPANY

                                 ("BENEFICIARY")

                            DATED AS OF _______, 2000

                                TABLE OF CONTENTS

                                                                            Page

Section 1.  Definitions........................................................1

Section 2.  Guaranty...........................................................2
        2.1 Guaranteed Obligations.............................................2
        2.2 Nature of Obligations..............................................2

Section 3. Character of Obligations............................................3
        3.1 Obligations Not Affected...........................................3
        3.2 Waiver by Guarantor................................................3
        3.3 Reinstatement......................................................3

Section 4. Rights of Third Parties.............................................4

Section 5.  Representations and Warranties.....................................4
        5.1 Due Incorporation, etc.............................................4
        5.2 Due Authorization..................................................4
        5.3 Consents; No Conflicts.............................................4
        5.4 Access to Information..............................................5
        5.5 Solvency...........................................................5

Section 6. Miscellaneous.......................................................5
        6.1 Expenses...........................................................5
        6.2 Amendment..........................................................5
        6.3 Notices............................................................5
        6.4 Waivers............................................................5
        6.5 Counterparts.......................................................6
        6.6 Successors and Assigns.............................................6
        6.7 Further Assurances.................................................6
        6.8 Severability.......................................................6
        6.9 Entire Understanding...............................................6
        6.10 Applicable Law....................................................6
        6.11 Headings..........................................................6
        6.12 Term..............................................................6

                               GUARANTEE AGREEMENT
                               -------------------

         This GUARANTEE AGREEMENT is made as of the ____ day of ______, 2000, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey mutual insurance company ("Guarantor"), and GIBRALTAR CASUALTY COMPANY, a Delaware corporation (together with its successors and assigns, "Beneficiary").

                              W I T N E S S E T H:

         WHEREAS, Guarantor and Everest Reinsurance Holdings, Inc., a Delaware corporation ("Everest"), are parties to that certain Stock Purchase Agreement, dated as of February 24, 2000, as amended by Amendment No. 1 thereto, dated as of July, 2000, pertaining to the sale by Guarantor of all of the issued and outstanding shares of capital stock of Beneficiary to Everest (the "Stock Purchase Agreement");

         WHEREAS, it is a condition to the consummation of the transactions contemplated by the Stock Purchase Agreement that Beneficiary and Prudential Property and Casualty Insurance Company, an Indiana corporation and an indirect subsidiary of Guarantor ("Prupac"), enter into, as of the date hereof, a proportional excess of loss reinsurance agreement and a quota share reinsurance agreement (collectively, the "Prupac Reinsurance Agreements"); and

         WHEREAS, it is a further condition to the consummation of the transactions contemplated by the Stock Purchase Agreement that Guarantor enter into this Agreement.

         NOW  THEREFORE,  in  consideration  of the foregoing and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, Guarantor and Beneficiary hereby agree as follows:

Section 1.  DEFINITIONS

         When used herein, the following terms shall have the following meanings:

         "Guaranteed Agreements" means the Prupac Reinsurance Agreements (as any of them may be amended from time to time).

         "Obligor" means Prupac and its successors and assigns.

         Capitalized terms used but not defined herein shall have the meanings given to such terms in the Stock Purchase Agreement.

Section 2.  GUARANTY

         2.1 GUARANTEED OBLIGATIONS. (a) Guarantor hereby irrevocably and unconditionally guarantees to Beneficiary the prompt payment of all amounts payable as and when the same shall become due and payable at any time by Obligor under, and the full and prompt performance by the Obligor of each and every agreement, covenant, indemnity and obligation of Obligor under and in accordance with the terms of, the Guaranteed Agreements, in each case however created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several, and whether now or hereafter existing or due or to become due.

         (b) Guarantor hereby agrees that if for any reason (including, without limitation, the liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, composition or readjustment of, or other similar proceedings affecting the status, existence, assets or obligations of, Obligor) Obligor shall fail fully and promptly to pay any amount payable at any time under any of the Guaranteed Agreements as and when the same shall become due and payable, or if Obligor shall fail to perform and discharge any agreement, covenant, indemnity or obligation of Obligor under any of the Guaranteed Agreements, then Guarantor (i) in the event of any such failure to make payment of any amount, shall promptly pay such amount to Beneficiary and (ii) in the event of any failure to perform and discharge any such agreement, covenant, indemnity or obligation, shall promptly cause the same to be performed and discharged.

         (c) The amounts payable by (including, without limitation, any penalties or default amounts), and the agreements, covenants, indemnities and obligations of, Obligor hereby guaranteed are hereinafter referred to collectively as the "Guaranteed Obligations" and individually as a "Guaranteed Obligation."

2.2 NATURE OF OBLIGATIONS. This Agreement shall constitute a guaranty of payment when due and of performance when due and not of collection, and Guarantor specifically agrees that it shall not be necessary, and that Guarantor shall not be entitled to require, before or as a condition of enforcing the liability of Guarantor under this Agreement or requiring payment or performance of the Guaranteed Obligations by Guarantor hereunder, or at any time thereafter, that any Person: (a) file suit or proceed to obtain judgment or assert a claim against Obligor or any other Person that may be liable for any Guaranteed Obligation; (b) make any other effort to obtain payment or performance of any Guaranteed Obligation from Obligor or any other Person that may be liable for such Guaranteed Obligation; (c) foreclose against or seek to realize upon any security now or hereafter existing for any Guaranteed Obligation; (d) exercise or assert any other right or remedy to which such Person is or may be entitled in connection with any Guaranteed Obligation or any security or other guaranty therefor; or (e) assert or file any claim against the assets of Obligor or any other Person liable for any Guaranteed Obligation.

Section 3.  CHARACTER OF OBLIGATIONS

         3.1 OBLIGATIONS NOT AFFECTED.  The obligations of Guarantor pursuant to
Section 2.1 shall be continuing and irrevocable, absolute and unconditional, primary and original, immediate and not contingent and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by any circumstance or condition (other than the defense that the Guaranteed Obligations are not due and payable or required to be performed and discharged or the defense of payment or performance by Obligor or any other Person that may be liable for any Guaranteed Obligation). Should any money or performance due or owing under this Agreement not be recoverable from or performed by Guarantor due to any reason, then, in any such case, such money or performance shall nevertheless be recoverable from or performed by Guarantor as though Guarantor were the principal obligor in respect thereof and not merely a guarantor and shall be paid or performed by Guarantor forthwith.

         3.2 WAIVER BY GUARANTOR. Except as herein otherwise expressly provided or as may be required by applicable law, Guarantor hereby expressly and irrevocably waives diligence, demand for payment, filing of claims with any court, any proceeding to enforce any provision of any of the Guaranteed
Agreements, notice of acceptance of this Agreement, notice of the creation of any liabilities of Obligor or any other Person, notice of nonpayment of any Guaranteed Obligation, any right to require a proceeding first against Obligor or any other Person, whether to marshall any assets or to exhaust any security for the performance of the obligations of Obligor or any other Person or otherwise, any diligence in collection or protection of or realization upon any Guaranteed Obligation, any obligation hereunder or any collateral security for any of the foregoing, any right of protest, presentment, notice or demand whatsoever, all claims of waiver, release, surrender, alteration or compromise, and all defenses (other than the defense that the Guaranteed Obligations are not due and payable or required to be performed and discharged and the defense of payment or performance by Obligor or any other Person that may be liable for any Guaranteed Obligation), set-offs, counterclaims, recoupments, reductions, limitations, impairments or terminations, whether arising hereunder or otherwise. Guarantor agrees that no payment made by it or for its account pursuant to this Agreement shall entitle it, by subrogation, indemnification, exoneration, contribution, reimbursement or otherwise to any payment by Obligor or any other Person or from or out of any property of Obligor or any other Person unless and until all Guaranteed Obligations are fully and finally paid and performed, and Guarantor hereby expressly waives, to the fullest extent possible, and shall not exercise, rights or remedies it has or may in the future have with respect to any of the foregoing unless and until all Guaranteed Obligations are fully and finally paid and performed.

         3.3 REINSTATEMENT. Guarantor agrees that this Agreement shall be automatically reinstated if and to the extent that for any reason any payment or performance by or on behalf of Obligor, or any other Person that may have paid a Guaranteed Obligation, is rescinded or rendered incomplete or must be otherwise restored by the Beneficiary, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

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Section 4.  RIGHTS OF THIRD PARTIES

         This Agreement is made for the benefit of, and shall be enforceable by, Beneficiary and its successors and assigns to the extent of its interest hereunder. This Agreement shall not be construed to create any right in any Person other than Beneficiary and its successors and assigns or to be a contract in whole or in part for the benefit of any Person other than Beneficiary and its successors and assigns.

Section 5.  REPRESENTATIONS AND WARRANTIES

         Guarantor hereby represents and warrants to Beneficiary as set forth in this Section 5.

         5.1 DUE INCORPORATION, ETC. Guarantor is a mutual insurance company domiciled, validly existing and in good standing under the laws of the State of New Jersey and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as they are now owned, leased and operated. Guarantor is licensed or qualified to do business and is in good standing as a foreign entity in each jurisdiction where (a) the nature of the properties owned, leased or operated by it or the businesses transacted by it require such licensing or qualification and (b) the failure to be so licensed, qualified or in good standing would adversely affect Guarantor's ability to perform its obligations hereunder or would materially and adversely affect Guarantor.

         5.2 DUE AUTHORIZATION. Guarantor has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Guarantor of this Agreement and the consummation by Guarantor of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate proceedings and no other corporate proceedings on the part of Guarantor are necessary to authorize the execution, delivery and performance by Guarantor of this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and except as rights to specific enforcement may be limited by the application of equitable principles (whether such equitable principles are applied in a proceeding at law or in equity).

         5.3 CONSENTS; NO CONFLICTS. No consent, authorization, order or approval of, or filing or registration with, any governmental authority, board or other regulatory authority is required for or in connection with the execution, delivery and performance by Guarantor of this Agreement and the consummation of the transactions contemplated hereby, except those already duly obtained or made. The execution, delivery and performance by Guarantor of this Agreement and the consummation by Guarantor of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time, or both, (a) violate any provision of the Governing
Instruments  of  Guarantor, (b) violate,  result in a breach of or  constitute a

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
default under or give rise to a right of termination or cancellation of, or accelerate the performance required by any terms of, as the case may be, any contract, lease, license, mortgage, note, permit or instrument to which Guarantor is a party or by which any of its assets are bound, (c) violate any law, regulation, judgment, order, writ, injunction or decree of any court, governmental body (domestic or foreign) or administrative agency of any jurisdiction applicable to Guarantor or (d) require the consent or approval of any third parties; other than, in the case of (b) and (d), such violations, breaches, defaults, terminations, cancellations and accelerations which would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on Guarantor.

         5.4 ACCESS TO INFORMATION. Guarantor now has and will continue to have independent means of obtaining such information concerning the affairs, financial condition and business of Obligor as Guarantor desires to obtain. Except as set forth in the Stock Purchase Agreement, no party hereto shall have any duty or responsibility to provide Guarantor with any credit or other information concerning the affairs, financial condition or business of Obligor or other Persons that may come into its possession. Guarantor has executed this Agreement based solely on its own knowledge and investigation of Obligor and other Persons and their financial condition.

         5.5 SOLVENCY. The execution, delivery and performance by Guarantor of this Agreement will not render Guarantor insolvent, nor is it being made in contemplation of Guarantor's insolvency. Guarantor does not have unreasonably small capital with which to carry on its business.

Section 6.  MISCELLANEOUS.

         6.1 EXPENSES. Guarantor shall pay to or reimburse Beneficiary for, and agrees to indemnify and hold harmless Beneficiary from and against, all costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by Beneficiary in connection with enforcing this Agreement or any of its rights hereunder. In the event of any litigation involving Guarantor and Beneficiary in connection with this Agreement, a court of applicable jurisdiction may award reimbursement of attorneys' fees and disbursements to either Guarantor or Beneficiary as such court deems appropriate.

         6.2 AMENDMENT. This Agreement may be amended, modified or supplemented but only in writing signed by Guarantor and Beneficiary.

         6.3 NOTICES. Any notice, request, instruction or other document to be given hereunder by a party hereto or a Beneficiary shall be in writing and shall be deemed to have been given (a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by telex, facsimile or other wire transmission (receipt confirmed) or (c) three (3) business days after being deposited in the mail, certified or registered, postage prepaid. Notice shall be given as set forth in the Stock Purchase Agreement.

         6.4 WAIVERS. The failure of a party hereto or any Beneficiary at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No delay in exercising any

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
right shall operate as a waiver or impair such right. No single or partial exercise of any right shall preclude any other or further exercise thereof or the exercise of any other right. No waiver by a party hereto or any Beneficiary of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

         6.5 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Guarantor and its successors and permitted assigns and shall inure to the benefit of, and may be enforced by, Beneficiary and its successors and assigns; provided, that no assignment of any of the rights or obligations of Guarantor under this Agreement shall be made by Guarantor without the prior written consent of Beneficiary.

         6.7 FURTHER ASSURANCES. Guarantor will, at Guarantor's expense, do, execute, acknowledge and deliver all and every such further acts, deeds, agreements, instruments and assurances as may be reasonably necessary or appropriate in order to protect the right, title and interest of Beneficiary hereunder.

         6.8 SEVERABILITY. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

         6.9 ENTIRE UNDERSTANDING. This Agreement, together with the Stock Purchase Agreement and the Guaranteed Agreements, set forth the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements, arrangements and understandings among the parties relating to the subject matter hereof.

         6.10 APPLICABLE LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

         6.11 HEADINGS. The headings of Sections have been included herein for convenience only and shall not constitute a part of this Agreement for any other purpose. References in this Agreement to Sections are to Sections of this Agreement unless otherwise indicated.

         6.12 TERM. Subject to reinstatement as set forth in Section 3.3, this Agreement shall be in effect until payment and performance in full of all Guaranteed Obligations.
                                      * * *

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
IN WITNESS WHEREOF, the parties have signed this Agreement on the date first written above.

                            THE PRUDENTIAL COMPANY OF
                            AMERICA

                            By:
                            Name:
                            Title:

                            GIBRALTAR CASUALTY COMPANY

                            By:
                            Name:
                            Title:




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